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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 March 13, 2001


                             NORTEL NETWORKS LIMITED

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             (Exact name of registrant as specified in its charter)





          CANADA                       000-30758                 62-12-62580

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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                   L6T 5P6
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    (address of principal executive offices)                          (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.         OTHER EVENTS

On March 13, 2001, the Registrant issued a press release announcing that Clarence J. Chandran, chief operating officer, has decided on his doctor's advice to take a six to 12-month medical leave of absence. John A. Roth, president and chief executive officer, will be assuming Mr. Chandran's day-to-day responsibilities during his recuperation. Mr. Chandran was appointed chief operating officer of the Registrant in June 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTEL NETWORKS LIMITED



                                      By:          /s/ FRANK A. DUNN
                                            -----------------------------------
                                            Frank A. Dunn
                                            Chief Financial Officer



                                      By:          /s/ DEBORAH J. NOBLE
                                            -----------------------------------
                                            Deborah J. Noble
                                            Corporate Secretary

Dated: March 14, 2001



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